Prospectus Supplement                            81615 3/02
dated March 18, 2002 to:

PUTNAM BALANCED FUND
Prospectuses dated January 30, 2002

The fund's Trustees have approved in principle the merger of this fund into The George Putnam Fund of Boston, a fund that seeks to provide a balanced investment composed of a well diversified portfolio that produces both capital growth and current income by investing mainly in a combination of bonds and U.S. stocks, with a greater focus on stocks. Unlike the fund, The George Putnam Fund of Boston focuses its equity investments on value stocks. For more information about The George Putnam Fund of Boston, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Balanced Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.


Prospectus Supplement                            81611 3/02
dated March 18, 2002 to:

PUTNAM EMERGING MARKETS FUND
Prospectuses dated December 30, 2001

The fund's Trustees have approved in principle the merger of this fund into Putnam International Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies outside the United States. Unlike the fund, Putnam International Growth Fund does not concentrate its investments in emerging markets. For more information about Putnam International Growth Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Emerging Markets Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.


Prospectus Supplement                            81609 3/02
dated March 18, 2002 to:

PUTNAM GLOBAL GROWTH AND INCOME FUND
Prospectus dated January 30, 2002

The fund's Trustees have approved in principle the merger of this fund into Putnam Global Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies worldwide. Unlike the fund, Putnam Global Growth Fund invests without regard to "growth" or "value" styles and does not seek current income as a secondary objective. For more information about Putnam Global Growth Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Global Growth and Income Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.